Exhibit 10.10

                                TABLE OF CONTENTS

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

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ARTICLE 1             DEFINITIONS........................................................................1

   1.1        ACCOUNT....................................................................................1

   1.2        ADMINISTRATOR..............................................................................1

   1.3        BENEFICIARY................................................................................1

   1.4        CAUSE......................................................................................1

   1.5        CHANGE OF CONTROL..........................................................................2

   1.6        CODE.......................................................................................2

   1.7        COMPANY....................................................................................2

   1.8        COMPENSATION...............................................................................2

   1.9        COMPENSATION DEFERRAL ACCOUNT..............................................................2

   1.10       COMPENSATION DEFERRALS.....................................................................2

   1.11       COMPETITION................................................................................2

   1.12       DESIGNATION DATE...........................................................................3

   1.13       DISCRETIONARY CONTRIBUTIONS................................................................3

   1.14       DISCRETIONARY CONTRIBUTIONS ACCOUNT........................................................3

   1.15       EFFECTIVE DATE.............................................................................3

   1.16       ELIGIBLE EMPLOYEE..........................................................................3

   1.17       EMPLOYER...................................................................................3

   1.18       ENTRY DATE.................................................................................4

   1.19       401(K) PLAN................................................................................4

   1.20       MATCHING CONTRIBUTIONS.....................................................................4

   1.21       MATCHING CONTRIBUTIONS ACCOUNT.............................................................4


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                               TABLE OF CONTENTS
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  1.22       MAXIMUM 401(K) CONTRIBUTION.................................................................4

   1.23       PARTICIPANT................................................................................4

   1.24       PAYMENT DATE...............................................................................4

   1.25       PLAN.......................................................................................5

   1.26       PLAN YEAR..................................................................................5

   1.27       TRUST......................................................................................5

   1.28       TRUSTEE....................................................................................5

   1.29       VALUATION DATE.............................................................................5

ARTICLE 2             ELIGIBILITY AND PARTICIPATION......................................................5

   2.1        REQUIREMENTS...............................................................................5

   2.2        RE-EMPLOYMENT..............................................................................5

   2.3        CHANGE OF EMPLOYMENT CATEGORY..............................................................5

ARTICLE 3             CONTRIBUTIONS AND CREDITS..........................................................5

   3.1        EMPLOYER CONTRIBUTIONS.....................................................................5

   3.2        PARTICIPANT COMPENSATION DEFERRALS.........................................................6

   3.3        CONTRIBUTIONS TO THE TRUST.................................................................9

   3.4        MAXIMUM 401(K) CONTRIBUTIONS...............................................................9

ARTICLE 4             ALLOCATION OF FUNDS................................................................9

   4.1        ALLOCATION OF EARNINGS OR LOSSES ON ACCOUNTS...............................................9

   4.2        ACCOUNTING FOR DISTRIBUTIONS..............................................................10

   4.3        SEPARATE ACCOUNTS.........................................................................10

   4.4        INTERIM VALUATIONS........................................................................10

   4.5        DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS..............................................10

   4.6        EXPENSES..................................................................................11


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                               TABLE OF CONTENTS
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   4.7        TAXES.....................................................................................12

ARTICLE 5             ENTITLEMENT TO BENEFITS...........................................................12

   5.1        FIXED PAYMENT DATES; TERMINATION OF EMPLOYMENT............................................12

   5.2        VESTING...................................................................................13

   5.3        TERMINATION OF EMPLOYMENT UPON DISPOSITION OF ASSETS OR SUBSIDIARIES......................13

   5.4        HARDSHIP DISTRIBUTIONS....................................................................13

   5.5        NONSCHEDULED WITHDRAWALS..................................................................14

   5.6        APPLICATION TO TRUSTEE....................................................................14

   5.7        TREATMENT OF FORFEITURES..................................................................15

   5.8        RE-EMPLOYMENT OF RECIPIENT................................................................15

ARTICLE 6             DISTRIBUTION OF BENEFITS..........................................................15

   6.1        DISTRIBUTABLE AMOUNT......................................................................15

   6.2        METHOD OF PAYMENT.........................................................................15

   6.3        DEATH BENEFITS............................................................................16

ARTICLE 7             BENEFICIARIES; PARTICIPANT DATA...................................................16

   7.1        DESIGNATION OF BENEFICIARIES..............................................................16

   7.2        INFORMATION TO BE FURNISHED BY PARTICIPANTS AND
              BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS OR
              BENEFICIARIES.............................................................................17

ARTICLE 8             ADMINISTRATION....................................................................17

   8.1        ADMINISTRATIVE AUTHORITY..................................................................17

   8.2        UNIFORMITY OF DISCRETIONARY ACTS..........................................................19

   8.3        LITIGATION................................................................................19

   8.4        CLAIMS PROCEDURE..........................................................................19


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                               TABLE OF CONTENTS
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   8.5        ACTION BY THE ADMINISTRATOR...............................................................20

   8.6        PARTICIPATION BY ADMINISTRATORS...........................................................20

   8.7        ALLOCATION OF DUTIES......................................................................20

ARTICLE 9             AMENDMENT.........................................................................20

   9.1        RIGHT TO AMEND............................................................................20

   9.2        AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN......................................21

ARTICLE 10            TERMINATION.......................................................................21

   10.1       TERMINATION OF SUSPENSION OF PLAN.........................................................21

   10.2       AUTOMATIC TERMINATION OF PLAN.............................................................21

   10.3       SUSPENSION OF DEFERRALS...................................................................21

   10.4       ALLOCATION AND DISTRIBUTION...............................................................21

   10.5       SUCCESSOR TO EMPLOYER.....................................................................21

ARTICLE 11            THE TRUST.........................................................................22

   11.1       ESTABLISHMENT OF TRUST....................................................................22

   11.2       UNFUNDED STATUS OF PLAN...................................................................22

ARTICLE 12            MISCELLANEOUS.....................................................................22

   12.1       LIMITATIONS ON LIABILITY OF EMPLOYER......................................................22

   12.2       CONSTRUCTION..............................................................................22

   12.3       SPENDTHRIFT PROVISION.....................................................................23

   12.4       NO EMPLOYMENT CONTRACT....................................................................24

   12.5       NOTICES...................................................................................24

   12.6       CONSENT TO PLAN...........................................................................24

   12.7       BINDING ON SUCCESSORS.....................................................................24

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
                         MAGELLAN HEALTH SERVICES, INC.

                         SUPPLEMENTAL ACCUMULATION PLAN

                         Effective as of January 1, 2000

                                    RECITALS

         This Magellan Health Services, Inc. Supplemental Accumulation Plan (the "Plan") is adopted by Magellan Health Services, Inc. (the "Company") for the benefit of the directors, officers and certain executive, management and other highly compensated employees of the Company and its subsidiaries and affiliates. The purpose of the Plan is to offer those directors and employees an opportunity to elect to defer the receipt of compensation in order to provide deferred compensation benefits taxable pursuant to section 451 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan is intended to be a "top-hat" plan (i.e., an unfunded deferred compensation plan maintained for a select group of management or highly-compensated employees) under sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974 ("ERISA").

         Accordingly, the following Plan is adopted.



                                    ARTICLE 1

                                   DEFINITIONS
                                   -----------

         1.1 ACCOUNT means the balance credited to a Participant's or Beneficiary's Plan account, including contribution credits and income, gains and losses (as determined by the Administrator, in its discretion) credited thereto. A Participant's or Beneficiary's Account shall be determined as of the date of reference.

         1.2 ADMINISTRATOR means the committee described in Article 8, which is responsible for the administration of this Plan.

         1.3 BENEFICIARY means any person or persons so designated in accordance with the provisions of Article 7.

         1.4 CAUSE means any of the following with respect to the Participant's position of employment with an Employer: (a) loss of any professional license required to perform the duties of the position; (b) gross negligence, fraud or willful violation of any law or significant policy of the Company or another Employer, committed in connection with the position and resulting in a material adverse effect on the Employer; (c) failure to substantially perform (for reasons other than Disability) the duties reasonably assigned or appropriate to the position, in a manner reasonably consistent with prior practice; provided, however, that the term "Cause" shall not include ordinary negligence or failure to act, whether due to an error in judgment or otherwise, if the Participant has exercised substantial good faith in performing the duties reasonably assigned or appropriate to the position.


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         1.5 CHANGE OF CONTROL of the Company will take place upon the occurrence of any of the following events: (a) the acquisition after the beginning of the term in one or more transactions of beneficial ownership (within the meaning of Rule 13-d3(a)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by any person or entity (other than a wholly owned subsidiary of Magellan Health Services, Inc. ("Magellan")), or any group of persons or entities who constitute a group (within the meaning of Rule 13d-5 of the Exchange Act), of any securities of the Company such that as a result of such acquisition such person or entity or group beneficially owns (within the meaning of Rule 13d-3(a)(1) under the Exchange Act) more than 50% of the Company's then outstanding voting securities entitled to vote on a regular basis for a majority of the Board of Directors of the Company; or (b) the sale of all or substantially all of the assets of the Company (including, without limitation, by way of merger, consolidation, lease or transfer) in a transaction where Magellan does not receive (i) voting securities representing a majority of the voting power entitled to vote on a regular basis for the Board of Directors of the acquiring entity or of an Affiliate which controls the acquiring entity, or (ii) securities representing a majority of the equity interest in the acquiring entity or of an affiliate that controls the acquiring entity, if other than a corporation.

         1.6 CODE means the Internal Revenue Code of 1986 and the regulations thereunder, as amended from time to time.

         1.7 COMPANY means Magellan Health Services, Inc. and its successors and assigns.

         1.8 COMPENSATION means the total current cash remuneration that would be payable by the Employer to an Eligible Employee with respect to his or her service for the Employer as an employee, ignoring any election to make Compensation Deferrals under this Plan. In the case of a director, "Compensation" means the compensation which would otherwise have been payable currently for services as a member of the Board of Directors of the Company or any other Employer, including fees payable for services as a member of a committee of the Board.

         1.9 COMPENSATION DEFERRAL ACCOUNT is defined in Section 3.2.

         1.10 COMPENSATION DEFERRALS is defined in Section 3.2.

         1.11 COMPETITION means the Participant's engaging in any of the following activities, directly or indirectly, whether as partner, officer, director, employee, manager, consultant or otherwise, within a 50-mile radius of any Employer location or facility: (a) the performance of services for any organization (a "Similar Organization"), if any purpose or activity of that organization is substantially similar to that of an Employer; (b) for any


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Similar Organization, the performance, the assistance in the performance, or consultation with respect to the performance of services substantially similar to the services performed at any time for an Employer, or similar to services performed by any person over whom the Participant, at any time, had supervision of, or responsibility for, while employed by an Employer; or (c) the operation, assistance in the operation or consultation with respect to the operation of any entity or any part of any entity, the purpose of which and/or the activities of which are similar in any way to the operation of any part of an Employer over which the Participant had direct or indirect responsibility while employed by any Employer.

         1.12 DESIGNATION DATE means the date or dates as of which a designation of deemed investment directions by an individual pursuant to Section 4.5, or any change in a prior designation of deemed investment directions by an individual pursuant to Section 4.5, shall become effective. The Designation Dates in any Plan Year shall be the first day of each calendar quarter or such other dates as may be designated by the Administrator.

         1.13 DISCRETIONARY CONTRIBUTIONS means the contributions made by an Employer, as described in Section 3.1(a).

         1.14 DISCRETIONARY CONTRIBUTIONS ACCOUNT means the account established to record the Discretionary Contributions credited to a Participant each Plan Year and the earnings, losses and expenses attributable thereto, as described in
Section 3.1.

         1.15 EFFECTIVE DATE means the effective date of the Plan, which, notwithstanding the date of execution hereof, shall be January 1, 2000.

         1.16 ELIGIBLE EMPLOYEE means, for any Plan Year (or applicable portion thereof), a director of the Company or another Employer or a person employed by an Employer, who is paid through a U.S. payroll system, and who is determined by the Employer to be a member of a select group of management or highly compensated employees and who is designated by the Company's Board of Directors or the Company's Chief Executive Officer to be an Eligible Employee under the Plan. By each October 1 (or before the Effective Date for the Plan's first Plan
Year), the Company shall notify those individuals, if any, who will be Eligible Employees for the next Plan Year. If the Company determines that an individual first becomes an Eligible Employee during a Plan Year, the Company shall notify such individual of its determination and of the date during the Plan Year on which the individual shall first become an Eligible Employee. Solely for the purposes of this Plan, a director of the Company or another Employer shall be deemed to be in the employment of the Company or any other Employer so long as he or she serves in the capacity of a director by the Company or any other Employer.

         1.17 EMPLOYER means Magellan Health Services, Inc. and its successors unless otherwise herein provided or any subsidiary of Magellan Health Services, Inc. (or its successors) which, with the consent of Magellan Health Services, Inc. or its successors, assumes the obligations of an Employer hereunder.


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         1.18 ENTRY DATE with respect to an individual means the first day of the first pay period following the date on which the individual first becomes an Eligible Employee.

         1.19 401(K) PLAN means the retirement plan maintained by the Company on the Effective Date and that is intended to qualify under Code ss. ss. 401(a) and 401(k) and any successor or replacement plan.

         1.20 MATCHING CONTRIBUTIONS means the contributions made by an Employer for a Plan Year for the benefit of a Participant who makes Compensation Deferrals for that Plan Year, as described in Section 3.1(b).

         1.21 MATCHING CONTRIBUTIONS ACCOUNT means the account established to record the Matching Contributions credited to a Participant in a Plan Year, along with the earnings, losses and expenses attributable thereto, as described in Section 3.1.

         1.22 MAXIMUM 401(K) CONTRIBUTION means, for a given Plan Year, the lesser of: (1) the Participant's total Compensation Deferrals (excluding investment earnings and reduced by investment losses and expenses) attributable to salary earned and any bonus that was payable in that Plan Year; (2) the maximum elective deferrals that the Participant can make to the 401(k) Plan under the limitations in Code ss. ss. 402(g) and 415 for that Plan Year, determined by the Administrator at the end of that Plan Year after taking into account all contributions actually made by or on behalf of the Participant to the 401(k) Plan for that Plan Year; or (3) the maximum elective deferrals that the Administrator determines pursuant to Section 3.4 may be made by the Participant for that Plan Year based on the Company's preliminary testing of the 401(k) Plan's compliance with the actual deferral percentage and actual contribution percentage discrimination testing for that Plan Year described in Code ss. ss. 401(k)(3) and 401(m) and the limitations under Code ss. 402(g), after taking into account all elective deferrals actually made by the Participant to the 401(k) Plan for that Plan Year.

         1.23 PARTICIPANT means any person so designated in accordance with the provisions of Article 2, including, where appropriate according to the context of the Plan, any former employee or director who is or may become (or whose Beneficiaries may become) eligible to receive a benefit under the Plan.

         1.24 PAYMENT DATE means the fixed date as of which a portion of all or a Participant's Plan benefits is to be paid or commence to be paid to the Participant. If no other date has been designated by the Participant pursuant to the Plan's terms as the Payment Date for a specific portion or all of the Participant's Account, then the Payment Date for that purpose shall be a date, as selected by the Administrator, in the first calendar month beginning immediately after the calendar quarter in which the Participant's employment by all Employers terminates or, if later, the January 1 that is two years after the last such Compensation Deferrals were made.


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         1.25 PLAN means this Magellan Health Services, Inc. Supplemental
Accumulation Plan, as amended from time to time.

         1.26 PLAN YEAR means the period commencing on the Effective Date and ending on December 31, 2000, and thereafter each twelve (12) month period ending on the December 31 of each year which the Plan is in effect.

         1.27 TRUST means the Trust established pursuant to Article 11.

         1.28 TRUSTEE means the trustee of the Trust established pursuant to
Article 11.

         1.29 VALUATION DATE means the last day of each calendar month or any other date that the Administrator, in its sole discretion, designates as a Valuation Date.

                                    ARTICLE 2

                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

         2.1 REQUIREMENTS. Every Eligible Employee on the Effective Date shall be eligible to become a Participant on the Effective Date. Every other Eligible Employee shall be eligible to become a Participant on the first Entry Date occurring on or after the date on which he or she becomes an Eligible Employee. No individual shall become a Participant, however, if he or she is not an Eligible Employee on the date his or her participation is to begin.

         Participation in the Plan is voluntary. In order to participate in the Plan, an otherwise Eligible Employee must make written application in such manner as may be required by Section 3.2 and by the Company.

         2.2 RE-EMPLOYMENT. If a Participant whose employment with the Employer is terminated is subsequently re-employed, he or she shall become a Participant in accordance with the provisions of Section 2.1, provided he or she then qualifies as an Eligible Employee.

         2.3 CHANGE OF EMPLOYMENT CATEGORY. During any period in which a Participant remains in the employ of the Employer, but ceases to be an Eligible Employee, he or she shall not be eligible to make Compensation Deferrals hereunder.

                                    ARTICLE 3

                            CONTRIBUTIONS AND CREDITS
                            -------------------------

         3.1 EMPLOYER CONTRIBUTIONS. The following contributions shall be made by each Employer each Plan Year:

              (a) Discretionary Contributions: The Discretionary Contributions credited to a Participant for each Plan Year shall be an amount (if any) determined by the Employer, in its sole and absolute discretion, and contributed by the Employer to the Plan as a Discretionary Contribution on the Participant's


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
behalf. The Employer may make Discretionary Contributions for any Plan Year in a different amount for each Participant or for any group of Participants and may choose to make no Discretionary Contributions for any Participant or for any group of Participants, in its absolute discretion. The Discretionary Contributions credited to a Participant for each Plan year and the subsequent earnings, losses and expenses attributable to those contributions shall be separately accounted for in a Discretionary Contribution Account in the Participant's name.

              (b) Matching Contributions: For each Plan Year, the Employer shall make a Matching Contribution for each Participant who makes Compensation Deferrals for that Plan Year in an amount equal to the matching contributions that would have been credited to the Participant's account in the 401(k) Plan if his or her Compensation Deferrals for that Plan Year plus the Participant's 401(k) contributions actually credited to the 401(k) Plan for that Plan Year had all been contributed to the 401(k) Plan (subject to all of the limitations on matching contributions under the terms of the 401(k) Plan other than limitations based on the results of the actual deferral percentage and actual contribution percentage testing for the 401(k) Plan for that Plan Year in accordance with Code ss. ss. 401(k)(3) and 401(m)), reduced by the matching contributions that were actually credited to the Participant's account in the 401(k) Plan for that Plan Year. The Matching Contributions for each Plan Year shall be determined after the Participant's Maximum 401(k) Contribution for that Plan Year has been determined under Section 3.4. The Matching Contributions credited to a Participant for each Plan Year and the subsequent earnings, losses and expenses attributable to those contributions shall be separately accounted for in a Matching Contribution Account in the Participant's name.

              (c) Earnings, Losses and Expenses: The Participant's Discretionary Contributions Account and Matching Contributions Account shall each be credited or debited, as applicable, as of each Valuation Date, with the deemed earnings or losses, as applicable, and expenses attributable to that account, as determined by the Administrator hereunder, in its sole and absolute discretion. The Administrator shall have the sole and absolute discretion to allocate such deemed earnings or losses and expenses among the Participants' Discretionary Contributions Accounts and Matching Contributions Accounts pursuant to such allocation rules as the Administrator deems to be reasonable and administratively practicable.

              (d) Vesting: A Participant shall be vested in amounts credited to his or her Discretionary Contributions Account and Matching Contributions Account as provided in Section 5.2.

         3.2 PARTICIPANT COMPENSATION DEFERRALS.

              (a) In General. In accordance with rules established by the Administrator, a Participant may elect to defer Compensation which is due to be earned and which would otherwise be paid to the Participant; provided, however, that (1) the Participant's deferrals from his or her base salary shall not exceed fifty percent (50%) of base salary, (2) the Participant's deferrals from sales commissions and bonuses and incentive compensation may be up to one


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hundred percent (100%) of those compensation items and (3) the minimum amount to be deferred pursuant to the Participant's deferral election(s) for any Plan Year shall be five thousand dollars ($5,000), pro-rated on a monthly basis in any case where the Participant's period of participation in the Plan for the Plan Year is less than twelve (12) months. Notwithstanding the foregoing, in no event shall the Compensation Deferral for any pay period during which a Participant's deferral election is in effect reduce the Participant's net Compensation (determined after subtraction of the Compensation Deferral amount) below the amount necessary to satisfy for that pay period the aggregate employment and withholding taxes, as well as deductions, withholdings and/or salary reductions with respect to any employee benefit, that are applicable to the Participant's Compensation for that pay period. Amounts so deferred will be considered a Participant's "Compensation Deferrals."

              (b) Timing of Election. A Participant shall make such an election with respect to a coming twelve (12) month Plan Year by no later than December 15 of the prior Plan Year in the case of deferrals from regular salary and sales bonuses and commissions, and by October 31 of that prior year in the case of incentive compensation (other than sales bonuses or commissions) or during such other period prior to the beginning of the coming Plan Year designated by the Administrator. For the first Plan Year, Eligible Employees must make regular payroll and sales bonuses and commissions Compensation Deferral elections with respect to services to be performed subsequent to the election at any time on or before December 31, 1999 to be effective as of January 1, 2000 and must make Compensation Deferral elections with respect to incentive compensation (other than sales bonuses and commissions) to be earned in 1999 and 2000 by December 31, 1999. Thereafter, in the first year in which an individual becomes an Eligible Employee, any newly Eligible Employee may make a Compensation Deferral election with respect to services to be performed subsequent to the election within thirty (30) days after the date the individual becomes eligible.

              (c) 401(k) Election. The provisions of this sub-section will apply only if the Administrator decides, in its absolute discretion, to permit transfers of the Maximum 401(k) Contribution to the 401(k) Plan. If the Administrator so decides, then, as a part of his or her Compensation Deferral election, the Participant shall make an irrevocable election as to whether the Maximum 401(k) Contribution for each Plan Year to which the Compensation Deferral election applies shall be either contributed to the 401(k) Plan or paid to the Participant after the end of that Plan Year, pursuant to Section 3.4. In the event that the Participant fails to make such an election with respect to the Maximum 401(k) Contribution, then he or she shall be deemed to have elected to receive payment of the Maximum 401(k) Contribution from this Plan at the end of that Plan Year pursuant to Section 3.4.

              (d) Election Procedure. Compensation Deferrals shall be made through regular payroll deductions from salary and/or through an election by the Participant to defer the payment of a bonus payment not yet payable to him or her at the time of the election but payable in the coming Plan Year to which the election applies. Except in the cost of 1999 bonus payments, a deferral election


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may not be made with respect to a bonus payment that is payable in the year the deferral election is made. All deferral elections shall be made in writing on a form provided by or acceptable to the Administrator and filed with the Administrator by no later than the date designated by the Administrator as the due date for that election (which date shall, in all cases except 1999, be a date occurring before the beginning of the Plan Year to which the election applies or, in the case of a new Participant, a date occurring before his or her Entry Date). All Compensation elections shall be stated as a whole percentage of the compensation item to which it applies. The Participant's election for a given Plan Year may also designate a fixed Payment Date (which date must occur at least two years after the date the respective contribution is made) for the commencement of payment to the Participant of the Compensation Deferrals made pursuant to that deferral election (as increased and decreased by deemed earnings, losses and expenses), as more particularly described in Section 5.1. The Participant may not terminate his or her regular payroll deduction (including sales bonus and commissions payments) Compensation Deferral amount at any time during the Plan Year to which it applies. In the case of an incentive compensation deferral (other than sales bonuses and commissions), the Participant may reduce his or her incentive compensation payment due to be paid by the Employer by filing a written deferral election with the Employer on or before October 31 of the Plan Year preceding the Plan Year in which that payment first becomes payable or, for 1999 incentive compensation to be paid in 2000, by December 31, 1999. Once made, a Compensation Deferral regular payroll deduction election shall continue in force indefinitely, except that a deferral election for regular payroll deductions that designates a fixed Payment Date shall automatically expire and have no effect on the January 1 that is two years prior to that designated Payment Date. A Participant may change a Compensation Deferral regular payroll deduction election effective as of the first day of a Plan Year in accordance with the procedures specified in this Section 3.2 for making Compensation Deferral elections. Such change shall be made on a subsequent election form provided by the Employer. An incentive compensation payment election shall continue in force only for the Plan Year for which the election is first effective; a separate incentive compensation payment election must be made for each Plan Year. Compensation Deferrals shall be deducted by the Employer from the pay of a deferring Participant and shall be credited to the Account of the deferring Participant within five (5) days of the date that the deferral amount would otherwise have been paid to the Participant.

              (e) Suspension of Contributions. Notwithstanding anything to the contrary, in any case where a Participant receives a withdrawal under Section 5.5, all of the Participant's Compensation Deferrals shall be suspended until the end of the Plan Year following the Plan Year in which that withdrawal was made.

              (f) Compensation Deferral Account. There shall be established and maintained by the Employer for each Plan Year a separate Compensation Deferral Account in the name of each Participant to which shall be credited or debited:
(a) amounts equal to the Participant's Compensation Deferrals for that Plan Year; (b) amounts equal to any deemed earnings or losses (as determined by the Administrator, in its sole and absolute discretion) attributable or allocable thereto; and (c) expenses charged to that Account. In the event a Participant designates a specific Payment Date for certain Compensation Deferrals, those Compensation Deferrals subject to that election shall be accounted for in a separate sub-account to the Participant's Compensation Deferral Account. A Participant shall at all times be 100% vested in amounts credited to his or her Participant Compensation Deferral Account.


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
         3.3 CONTRIBUTIONS TO THE TRUST. An amount shall be contributed by the Employer to the Trust maintained under Section 11.1 equal to the amount(s) required to be credited to the Participant's Account under Sections 3.1 and 3.2.

         3.4 MAXIMUM 401(K) CONTRIBUTIONS. The provisions of this Section shall only apply if the Administrator decides, in its absolute discretion, to permit transfers of the Maximum 401(k) Contribution to the 401(k) Plan. If the Administrator so decides, then, on or before the January 31 immediately following the end of any Plan Year during which a Participant has made Compensation Deferrals with respect to salary earned and/or bonuses payable during that Plan Year, the Administrator shall determine the Maximum 401(k) Contribution that each such Participant would be permitted to make to the 401(k) Plan for that Plan Year, based on the preliminary actual deferral percentage and actual contribution percentage testing for the 401(k) Plan for that Plan Year in accordance with Code ss. ss. 401(k)(3) and 401(m) and the limit under Code ss. 402(g), taking into account any elective deferrals actually contributed to the 401(k) Plan by or on behalf of the Participant for that Plan Year and other relevant factors. As soon as practicable after the Maximum 401(k) Contribution for each such Participant for that Plan Year has been determined, but in all events no later than the March 15th immediately following the end of that Plan Year, the Administrator shall deduct the Participant's Maximum 401(k) Contribution amount for that Year from the Participant's Compensation Deferral Account and pay that amount in one lump sum either in the 401(k) Plan as an additional elective deferral on the Participant's behalf or to the Participant as additional compensation for that Year, as elected by the Participant as a part of his or her Compensation Deferral election for that Plan Year. Notwithstanding anything to the contrary, under no circumstances shall the Participant be permitted to change his or her election with respect to the Maximum 401(k) Contribution for any Plan Year on or after the beginning of that Plan Year nor in any way accelerate or extend the date the amount of the Maximum 401(k) Contribution is to be paid to the Participant or the 401(k) Plan pursuant to this Section 3.4. A Participant's Maximum 401(k) Contribution amount shall be paid from the Plan only at the time described in this Section 3.4, and the provisions of Articles 5 and 6 shall not apply to the Maximum 401(k) Contribution amount for any Plan Year.

                                    ARTICLE 4

                               ALLOCATION OF FUNDS
                               -------------------

         4.1 ALLOCATION OF EARNINGS OR LOSSES ON ACCOUNTS. Subject to Section 4.5, each Participant shall have the right to direct the Administrator as to how amounts in his or her Plan Account shall be deemed to be invested among the investment funds made available by the Administrator in its absolute discretion. Subject to such limitations as may from time to time be required by law, imposed by the Administrator or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be imposed from time to time by the Administrator, prior to the date on which a direction will become effective, the Participant shall have the right to direct the Administrator as to how amounts in his or her Account shall be deemed to be invested. The Administrator shall direct the Trustee to invest the account maintained in the Trust with respect to the Participant pursuant to the deemed investment directions the Administrator properly has received from the Participant. As of each Valuation Date, each Participant's Account will be credited or debited with earnings or losses of the designated deemed investments in an amount equal to that determined by multiplying the balance credited to such designated deemed investment for the Participant's Account as of the prior Valuation Date by the net rate of gain or loss on the assets of such designated deemed investment since the last Valuation Date.

         4.2 ACCOUNTING FOR DISTRIBUTIONS. As of the date of any distribution hereunder, the distribution made hereunder to the Participant or his or her Beneficiary or Beneficiaries shall be charged to such Participant's Account. Such amounts shall be charged on a pro rata basis against the investments in which the Participant's Account is deemed to be invested.

         4.3 SEPARATE ACCOUNTS. A separate account under the Plan shall be established and maintained by the Administrator to reflect the Account for each Participant with sub-accounts to show separately the deemed earnings and losses credited or debited to such Account, and the applicable deemed investments of the Account.

         4.4 INTERIM VALUATIONS. If it is determined by the Administrator that the value of the Participant's Account as of any date on which distributions are to be made differs materially from the value of the Participant's Account on the prior Valuation Date upon which the distribution is to be based, the Administrator, in its sole and absolute discretion, shall have the right to designate any date in the interim as a Valuation Date for the purpose of revaluing the Participant's Account so that the Account will, prior to the distribution, reflect its share of such material difference in value.

         4.5 DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS. Subject to such limitations as may from time to time be required by law, imposed by the Administrator or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be imposed from time to time by the Administrator, prior to and effective for each Designation Date, each Participant may communicate to the Administrator a direction as to how his or her Account should be deemed to be invested among such deemed investment funds as may be made available by the Administrator hereunder. The Administrator may, in its absolute discretion, select the investment funds to be made available from time to time as deemed investments under the Plan and may add or remove investment funds as it deems appropriate, provided that the Administrator shall give at least ninety
(90) days' advance notice to the participant before any investment fund is removed or made unavailable. Such direction shall designate the percentage (in whole percentages or such other increments permitted by the Administrator) of each portion of the Participant's Account which is requested to be deemed to be invested in such deemed investment funds, and shall be subject to the following rules:

              (a) Any initial or subsequent deemed investment direction shall be made in the manner designated by the Administrator, and shall be effective as of the next Designation Date which is at least ten (10) business days (or such lesser number of days permitted by the Administrator) after such filing.

              (b) All amounts credited to the Participant's account shall be deemed to be invested in accordance with the then effective deemed investment direction; and as of the effective date of any new deemed investment direction, all or a portion of the Participant's Account at that date shall be reallocated among the designated deemed investment funds according to the percentages specified in the new deemed investment direction unless and until a subsequent deemed investment direction shall be filed and become effective. An election concerning deemed investment choices shall continue indefinitely as provided in the Participant's most recent election form, or other form specified by the Administrator.

              (c) If the Administrator receives an initial or revised deemed investment direction which it deems to be incomplete, unclear or improper, the Participant's investment direction then in effect shall remain in effect (or, in the case of a deficiency in an initial deemed investment direction, the Participant shall be deemed to have filed no deemed investment direction) until the next Designation Date, unless the Administrator provides for, and permits the application of, corrective action prior thereto.

              (d) If the Administrator possesses (or is deemed to possess as provided in (c), above) at any time directions as to the deemed investment of less than all of a Participant's Account, the Participant shall be deemed to have directed that the undersigned portion of the Account be deemed to be invested in a money market, fixed income or similar fund made available under the Plan as determined by the Administrator in its discretion.

              (e) Each Participant hereunder, as a condition to his or her participation hereunder, agrees to indemnify and hold harmless the Company, each Employer, the Administrator and their agents and representatives from any losses or damages of any kind relating to the deemed investment of the Participant's Account hereunder.

              (f) Each reference in this Section to a Participant shall be deemed to include, where applicable, a reference to a Beneficiary.

         4.6 EXPENSES. The Company shall pay all expenses of administering the Plan and the Trust and all Trustee's fees and expenses with respect to which the Trustee is entitled to compensation or reimbursement. If not so paid, the fees and expenses shall be paid from the Trust. If any fees or other expenses are paid from the Trust or if any assets of the Trust are distributed from the Trust other than for purposes of paying benefits under the Plan (e.g., are used to pay claims of the Employer's general Insolvency creditors, such fees, expenses or other charges shall be charged against each Plan Participant's interest in the Trust, pro rata based upon the relative value of each such Participant's interest in the Trust as of the Trust valuation date next preceding the applicable payment or charge. Taxes allocable to a particular Participant's interest in the Trust shall be charged against that Participant's interest.

         4.7 TAXES. Any taxes allocable to an Account (or portion thereof) maintained under the Plan which are payable prior to the distribution of the Account (or portion thereof), as determined by the Administrator, in its sole and absolute discretion, shall be charged against that Account as an expense of the Account, in the manner provided in Section 4.6.

                                    ARTICLE 5

                             ENTITLEMENT TO BENEFITS
                             -----------------------

         5.1 FIXED PAYMENT DATES; TERMINATION OF EMPLOYMENT. On any form filed by a Participant to elect to make Compensation Deferrals, a Participant may select a fixed Payment Date in the future for the payment or commencement of payment of those Compensation Deferrals and the corresponding Matching Contributions that are subject to that election (as increased and decreased by earnings, losses and expenses). In the event the Participant elects such a fixed Payment Date, then the Compensation Deferrals and the corresponding Matching Contributions (as adjusted by earnings, losses and expenses) shall be separately accounted for in a sub-account of the Participant's Compensation Account and Matching Contributions Account and shall be paid or commence to be paid to the Participant at the earlier of such a fixed Payment Date or his or her termination of employment with all Employers, but in no event earlier than the date that is two years after the date on which the last of those Compensation Deferrals was made. Such fixed Payment Date may be extended to a later date so long as the election to so extend the date is made by the Participant at least twelve (12) months prior to the fixed date; provided, however, that a fixed payment date may not be extended more than once. Such a fixed Payment Date may not be accelerated.

         Unless an extended Payment Date is elected by the Participant as provided below, the Payment Date applicable to the vested portion of the Participant's Employer Contribution Account and to any portion of the Participant's Compensation Deferral Account with respect to which the Participant has not elected an earlier Payment Date shall be any date selected by the Administrator in the first calendar month that is two (2) years after the date on which the Participant terminates employment with all Employers.

         If all or a portion of a Participant's vested Account (or a sub-account thereof) is payable at the date of the Participant's termination of employment with all Employers pursuant to the foregoing, the Participant may elect, at least twelve (12) months prior to his or her termination and with the Administrator's consent, to have his entire vested Plan Account paid at a designated fixed Payment Date after the date of his or her termination, but not earlier than the date that is at least two years after the date that the Participant's employment with all of the Employers terminates. Such a fixed Payment Date may be extended to a later date so long as the election to so extend the date is made by the Participant at least twelve (12) months prior to the Payment Date applicable at the time of such election to further extend; provided, however, that a fixed Payment Date may not be extended more than once. Such a fixed Payment Date may not be accelerated.

         5.2 VESTING. Amounts credited to the Participant's Compensation Deferral Account shall always be fully vested. Amounts credited to a Participant's Matching Contributions Account shall vest according to the vesting provisions of the 401(k) Plan. Amounts credited to the Participant's Discretionary Contributions Account shall vest on the date that is two years after the date on which those contributions were made, whether or not the Participant is still employed by an Employer on that date. Notwithstanding the foregoing, the entire balances of the Participant's Discretionary Contributions Account and Matching Account shall immediately and fully vest on the occurrence of a Change of Control with respect to the Company. Notwithstanding anything to the contrary, the entire undistributed balances of the Participant's Matching Contributions Account and Discretionary Contributions Account (whether or not then vested) shall be permanently forfeited upon the termination of the Participant's employment by an Employer due to Cause or upon the Administrator's determination that the Participant has engaged in Competition while employed by an Employer or within two years after the termination of the Participant's employment by all Employers.

         If a Participant terminates employment because of involuntary termination without Cause, death or total and permanent disability (as determined by the Administrator in its sole and absolute discretion), the Participant's Matching Contributions Account and Discretionary Contributions Account shall be immediately 100% vested.

         5.3 TERMINATION OF EMPLOYMENT UPON DISPOSITION OF ASSETS OR SUBSIDIARIES. Upon the disposition of the stock of a subsidiary of the Company or substantially all of the assets of either the Company or a subsidiary of the Company, a Participant affected by that sale or disposition shall not be considered to have terminated employment for purposes of this Plan if all of the following conditions are satisfied: (a) the Participant continues employment with either the Company or the subsidiary, as the case may be, or the entity acquiring such assets; (b) the purchaser agrees to assume responsibility for payment of the vested and unvested benefit obligations to the Participant accrued hereunder as of the sale date; and (c) assets equal to the value of the Participant's vested and unvested benefit accrued hereunder as of the sale date are transferred from the Trust to a similar trust established or designated by the purchaser. If any of the foregoing conditions are not satisfied, then the Participant shall be deemed to have terminated employment for purposes of this Plan upon the disposition of the stock of such subsidiary or substantially all of the assets of the Company or a subsidiary of the Company.

         5.4 HARDSHIP DISTRIBUTIONS. In the event of financial hardship of the Participant, as hereinafter defined, the Participant may apply to the Administrator for the distribution of all or any part of his or her vested Compensation Deferral Account and Matching Contributions Account. The Administrator shall consider the circumstances of each such case, and the best interests of the Participant and his or her family, and shall have the right, in its sole and absolute discretion, if applicable, to allow such distribution, or, if applicable, to direct a distribution of part of the amount requested, or to refuse to allow any distribution. Upon a finding of financial hardship, the Administrator shall make or cause the appropriate distribution to be made to the Participant from amounts held by the Administrator or the Trustee in respect of the Participant's vested Compensation Deferral Account and Matching Contributions Account. In no event shall the aggregate amount of the distribution exceed either the full value of the Participant's vested Compensation Deferral Account and Matching Contributions Account or the amount determined by the Administrator, in its sole and absolute discretion, to be necessary to alleviate the Participant's financial hardship (which financial hardship may be considered to include any taxes due because of the distributions occurring because of this Section), and which is not reasonably available from other resources of the Participant. For purposes of this Section, the value of the Participant's vested Compensation Deferral Account and Matching Contributions Account shall be determined as of the date of the distribution. "Financial hardship" means (a) a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Code section 152(a)) of the Participant, (b) loss of the Participant's property due to casualty, or (c) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, each as determined to exist by the Administrator. A distribution may be made under this Section only with the consent of the Administrator.

         5.5 NONSCHEDULED WITHDRAWALS. A Participant may elect (by applying in writing to the Administrator on a form acceptable to the Administrator) at any time to receive a nonscheduled withdrawal from the Participant's Compensation Deferral Account and Matching Contributions Account in any amount credited to that Account. The Administrator shall pay ninety percent (90%) of the requested amount of the withdrawal to the Participant as soon as administratively practicable after the Participant's withdrawal application is received. At the time the withdrawal payment is made to the Participant, the remaining ten percent (10%) of the requested amount shall be permanently forfeited by the Participant and treated as a forfeiture under Section 5.7. Notwithstanding anything to the contrary, upon payment to a Participant of a nonscheduled withdrawal under this Section 5.5, his or her right to make Compensation Deferrals shall be suspended until the end of the Plan Year following the Plan Year in which that withdrawal was made and no Compensation Deferrals shall be credited to the Participant during that suspension period.

         5.6 APPLICATION TO TRUSTEE. On the date or dates on which a Participant or Beneficiary is entitled to payment under Section 5.1, the Participant or Beneficiary need not make application for payment to the Administrator, but instead may make application for payment directly to the Trustee who shall, subject to any restrictions or limitations contained in the Trust, pay the Participant or Beneficiary the appropriate amount directly from the Trust without the consent of the Administrator. The Trustee shall report the amount of each such payment, and any withholding thereon, to the Administrator.

         5.7 TREATMENT OF FORFEITURES. At the Company's election, all forfeitures shall revert to the Company or be applied as Discretionary Contributions or Matching Contributions for the Plan Year in which the forfeiture occurred. In the event the Plan is terminated, any forfeitures not applied as Employer contributions shall revert to the Employer.

         5.8 RE-EMPLOYMENT OF RECIPIENT. If a Participant receiving installment distributions pursuant to Section 6.2 is re-employed by the Employer, the remaining distributions due to the Participant shall be suspended until such time as the Participant (or his or her Beneficiary) once again becomes eligible for benefits under Section 5.1 or 5.3, at which time such distribution shall commence, subject to the limitations and conditions contained in this Plan.

                                    ARTICLE 6

                            DISTRIBUTION OF BENEFITS
                            ------------------------

         6.1 DISTRIBUTABLE AMOUNT. Upon the occurrence of a Payment Date applicable to any portion of a Participant's Account, the vested portion of the Participant's Account that is subject to that Payment Date (the "Distributable Amount") shall be paid or commence to be paid to the Participant under Section
6.2. Any payment date hereunder from the Trust which is not paid by the Trust for any reason will be paid by the Employer from its general assets.

         Notwithstanding anything to the contrary, under no circumstances shall any portion of a Participant's Discretionary Contributions Account and Matching Contributions Account be distributed before the date that is two years after the date the Participant's employment by all Employers terminates.



         6.2 METHOD OF PAYMENT.

              (a) Cash Or In-Kind Payments. Payments under the Plan shall generally be made in cash; provided, however, that to the extent payment is made directly from the Trust, payment may be made in cash or in-kind as elected by the Participant, as permitted by the Administrator in its sole and absolute discretion and subject to applicable restrictions on transfer as may be applicable legally and contractually.

              (b) Timing and Manner of Payment. In the case of the distribution of any Distributable Amount by virtue of an entitlement pursuant to Section 5.1, if that Distributable Amount at the applicable Payment Date is less than $50,000, then, regardless of any method of payment that may have been elected by the Participant, the Distributable Amount shall be paid in one lump sum payment to the Participant on or about the applicable Payment Date. If that Distributable Amount equals or exceeds $50,000 at the applicable Payment Date (and, if applicable, the Participant has not elected another method of payment under this Section), the Distributable Amount (as adjusted for subsequent gains, losses, expenses and required withholdings) shall be paid to the Participant in one lump sum cash payment on the applicable Payment Date. At least twelve (12) months prior to the applicable Payment Date for any Distributable Amount, the Participant may elect (in writing on a form acceptable to and filed with the Administrator) that the Distributable Amount be paid in one of the following two methods of payment (provided that under no circumstances shall such election apply to amounts payable before the date that the Participant's employment by all Employers terminates): (1) twenty (20) substantially equal quarterly payments, commencing on the Payment Date or (2) forty (40) substantially equal quarterly payments, commencing on the Payment Date.

         If the whole or any part of a payment hereunder is to be in installments, the total to be so paid shall continue to be deemed to be invested pursuant to Sections 4.1 and 4.5 under such procedures as the Administrator may establish, in which case any deemed income, gain, loss or expense attributable thereto (as determined by the Trustee, in its discretion) shall be reflected in the installment payments, in such equitable manner as the Trustee shall determine.

         6.3 DEATH BENEFITS. If a Participant dies before terminating his or her employment with all Employers, the entire undistributed value of the Participant's Account shall be paid, as provided in Section 6.2, to the person or persons designated as the Participant's Beneficiary(ies) in accordance with
Section 7.1.

         If a Participant dies after terminating his or her employment with all Employers and before the Payment Date for any portion of his or her vested Account, the entire undistributed vested portion of the Participant's Account shall be paid as provided in Section 6.2 to the person or persons designated as the Participant's Beneficiary(ies) in accordance with Section 7.1.

         Upon the death of a Participant after payments hereunder have begun but before he or she has received all payments to which he or she is entitled under the Plan, the remaining benefit payments shall be paid to the person or persons designated in accordance with Section 7.1, in the manner in which such benefits were payable to the Participant, unless the Employer elects a more rapid form or schedule of distribution.

                                    ARTICLE 7

                         BENEFICIARIES; PARTICIPANT DATA
                         -------------------------------

         7.1 DESIGNATION OF BENEFICIARIES. Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive such benefits as may be payable under the Plan upon or after the Participant's death, and such designation may be changed from time to time by the Participant by filing a new designation. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Administrator, and will be effective only when filed in writing with the Administrator during the Participant's lifetime.

         In the absence of a valid Beneficiary designation, or if, at the time any benefit payment is due to a Beneficiary, there is no living Beneficiary validly named by the Participant, the Administrator shall cause the payment of any such benefit payment to be made to the Participant's spouse, if then living, but otherwise to the Participant's then living descendants, if any, per stirpes, but, if none, to the Participant's estate. In determining the existence or identity of anyone entitled to a benefit payment, the Administrator may rely conclusively upon information supplied by the Participant's personal representative, executor or administrator. If a question arises as to the existence or identity of anyone entitled to receive a benefit payment as aforesaid, or if a dispute arises with respect to any such payment, then, notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may direct the Employer to distribute such payment to the Participant's estate without liability for any tax or other consequences which might flow therefrom, or may take such other action as the Administrator deems to be appropriate.

         7.2 INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES. Any communication, statement or notice addressed to a Participant or to a Beneficiary at his or her last post office address as shown on the Employer's records shall be binding on the Participant or Beneficiary for all purposes of the Plan. The Administrator shall not be obliged to search for any Participant or Beneficiary beyond the sending of a registered letter to such last know address. If the Administrator notifies any Participant or Beneficiary that he or she is entitled to an amount under the Plan and the Participant or Beneficiary fails to claim such amount or make his or her location known to the Administrator within three (3) years thereafter, then, except as otherwise required by law, if the location of one or more of the next of kin of the Participant is known to the Administrator, the Administrator may direct distribution of such amount to any one or more or all of such next of kin, and in such proportions as the Administrator determines. If the location of none of the foregoing persons can be determined, the Administrator shall have the right to direct that the amount payable shall be deemed to be a forfeiture, except that the dollar amount of the forfeiture, unadjusted for deemed gains or losses in the interim, shall be paid by the Employer if a claim for the benefit subsequently is made by the Participant or Beneficiary to whom it was payable. If a benefit payable to an unlocated Participant or Beneficiary is subject to escheat pursuant to applicable state law, the Employer shall not be liable to any person for any payment made in accordance with such law.

                                    ARTICLE 8

                                 ADMINISTRATION
                                 --------------

         8.1 ADMINISTRATIVE AUTHORITY. The Company may appoint one or more persons to serve as Administrator at its pleasure from time to time. Persons appointed as Administrator may include employees of an Employer and Participants. During any person when no person is currently serving as Administrator, the Company is charged with the Administrator's duties. Where two or more persons are concurrently serving as Administrator, they are jointly responsible for all of the Administrator's duties, except to the extent specific duties may have been allocated between them pursuant to Section 8.7. A person serving as Administrator may resign at any time by giving advance written notice to the Company. The Company may, in its discretion, remove any person serving as Administrator, with or without cause, by giving that person advance written notice of his removal. Any individual who was an Employee when appointed as Administrator is automatically removed at termination of employment by all Employers, without the necessity of any notice, unless his or her continued appointment is expressly requested by the Company. Any successor Administrator succeeds to all rights and duties of the predecessor. The Company is to notify the Trustee of all appointments, resignations or removals of Administrators. Except as otherwise specifically provided herein, the Administrator, in its sole and absolute discretion, shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all action and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty and responsibility to:

              (a) Resolve and determine all disputes or questions arising under the Plan, and to remedy any ambiguities, inconsistencies or omissions in the Plan.

              (b) Adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan.

              (c) Implement the Plan in accordance with its terms and the rules and regulations adopted as above.

              (d) Make determinations with respect to the eligibility of any Eligible Employee as a Participant and make determinations concerning the crediting of Plan Accounts.

              (e) Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan, and the Administrator shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of such firms or persons. The Administrator shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person or committee, and in the same manner to revoke any such delegation of duties, powers or responsibilities. Any action of such person or committee in the exercise of such delegated duties, powers or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Administrator. Further, the Administrator may authorize one or more persons to execute any certificate or document on behalf of the Administrator, in which event any person notified by the Employer of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Administrator until such notified person shall have been notified of the revocation of such authority.

         8.2 UNIFORMITY OF DISCRETIONARY ACTS. Whenever in the administration or operation of the Plan discretionary actions by the Administrator are required or permitted, such actions shall be consistently and uniformly applied to all persons similarly situated, and no such action shall be taken which shall discriminate in favor of any particular person or group of persons.

         8.3 LITIGATION. Except as may be otherwise required by law, in any action or judicial proceeding affecting the Plan, no Participant or Beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

         8.4 CLAIMS PROCEDURE. Any person claiming a benefit under the Plan (a "Claimant") shall present the claim, in writing, to the Administrator, and the Administrator shall respond in writing. In the claim is denied, the written notice of denial shall state, in a manner calculated to be understood by the
Claimant:

              (a) The specific reason or reasons for the denial, with specific references to the Plan provisions on which the denial is based;

              (b) A description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or information is necessary; and

              (c) An explanation of the Plan's claims review procedure.

         The written notice denying or granting the Claimant's claim shall be provided to the Claimant within ninety (90) days after the Administrator's receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension is required, written notice of the extension shall be furnished by the Administrator to the Claimant within the initial ninety (90) day period and in no event shall such an extension exceed a period of ninety (90) days from the end of the initial ninety (90) day period. Any extension notice shall indicate the special circumstances requiring the extension and the date on which the Administrator expects to render a decision on the claim. Any claim not granted or denied within the period noted above shall be deemed to have been denied.

         Any Claimant whose claim is denied, or deemed to have been denied under the preceding sentence (or such Claimant's authorized representative), may, within sixty (60) days after the Claimant's receipt of notice of the denial, or after the date of the deemed denial, request a review of the denial by notice given, in writing, to the Administrator. Upon such a request for review, the claim shall be reviewed by the Administrator (or its designated representative) which may, but shall not be required to, grant the Claimant a hearing. In connection with the review, the Claimant may have representation, may examine pertinent documents, and may submit issues and comments in writing.

         The decision on review normally shall be made within sixty (60) days of the Administrator's receipt of the request for review. If an extension of time is required due to special circumstances, the Claimant shall be notified, in writing, by the Administrator, and the time limit for the decision on review shall be extended to one hundred twenty (120) days. The decision on review shall be in writing and shall state, in a manner calculated to be understood by the Claimant, the specific reasons for the decision and shall include references to the relevant Plan provisions on which the decision is based. The written decision on review shall be given to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) time limit discussed above. If the decision on review is not communicated to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) period discussed above, the claim shall be deemed to have been denied upon review. All decisions on review shall be final and binding with respect to all concerned parties.

         8.5 ACTION BY THE ADMINISTRATOR. If more than one Administrator has been appointed, they may elect a chairman and secretary and adopt rules for the conduct of their business. A majority of the persons then serving constitutes a quorum for the transaction of business. All action taken by the Administrator is to be by vote of a majority of those present at such meeting and entitled to vote or without a meeting upon written consent signed by at least a majority of the Administrators. All documents are to be executed on the Administrator's behalf by either the chairman or the secretary, if any, except that any Administrator has the power to execute all documents necessary or required by an insurer in connection with the application for insurance policies, and the act of that Administrator is binding on all Administrators to the same extent as though that instrument had been executed by the chairman or the secretary.

         8.6 PARTICIPATION BY ADMINISTRATORS. No Administrator shall be precluded from becoming a Plan Participant, if he or she would be otherwise eligible, but he may not vote or act upon matters relating specifically to his or her own participation under the Plan, except when such matters relate to benefits generally. If this disqualification results in the lack of a quorum, then the Company shall appoint a sufficient number of temporary Administrators to serve for the sole purpose of determining that question.

         8.7 ALLOCATION OF DUTIES. The Administrator's duties, powers and responsibilities may be allocated among its members so long as that allocation is pursuant to written procedures adopted by the Administrator, in which case, except as may be required by ERISA, no Administrator shall have any liability with respect to any duties, powers or responsibilities not allocated to him, or for the acts or omissions of any other Administrator.

                                    ARTICLE 9

                                    AMENDMENT

         9.1 RIGHT TO AMEND. The Company, by written instrument executed by the Company, shall have the right to amend the Plan, at any time and with respect to any provisions hereof, and all parties hereto or claiming any interest hereunder shall be bound by such amendment; provided, however, that no such amendment shall deprive a Participant or a Beneficiary of a right accrued hereunder prior to the date of the amendment.

         9.2 AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN. Notwithstanding the provisions of Section 9.1, the Plan may be amended by the Company at any time, retroactively if required, if found necessary, in the opinion of the Company, in order to ensure that the Plan is characterized as "top-hat" plan of deferred compensation maintained for a select group of management or highly compensated employees as described under ERISA sections 201(2), 301(a)(3), an 401(a)(1), and to conform the plan to the provisions and requirements of any applicable law (including ERISA and the Code). No such amendment shall be considered prejudicial to any interest of a Participant or a Beneficiary hereunder.

                                   ARTICLE 10

                                   TERMINATION
                                   -----------

         10.1 TERMINATION OF SUSPENSION OF PLAN. The Employer reserves the right to terminate the Plan as to some or all of its Eligible Employees and/or its obligation to make further credits to Plan Accounts. The Company reserves the right to suspend the operation of the Plan for a fixed or indeterminate period of time.

         10.2 AUTOMATIC TERMINATION OF PLAN. The Plan automatically shall terminate upon the dissolution of the Company, or upon its merger into or consolidation with any other corporation or business organization if there is a failure by the surviving corporation or business organization to adopt specifically and agree to continue the Plan.

         10.3 SUSPENSION OF DEFERRALS. In the event of a suspension of the Plan, the Company and the Employer shall continue all aspects of the Plan, other than Compensation Deferrals and Employer Contribution Credits, during the period of the suspension, in which event payments hereunder will continue to be made during the period of the suspension in accordance with Articles 5 and 6.

         10.4 ALLOCATION AND DISTRIBUTION. This Section shall become operative on a complete termination of the Plan. The provisions of this Section also shall become operative in the event of a partial termination of the Plan, as determined by the Administrator, in its sole and absolute discretion, but only with respect to that portion of the Plan attributable to the Participants to whom the partial termination is applicable. Upon the effective date of any such event, notwithstanding any other provisions of the Plan, no persons who were not theretofore Participants shall be eligible to become Participants, the value of the interest of all Participants and Beneficiaries shall be determined and, after deduction of estimated expenses in liquidating and, if applicable, paying Plan benefits, paid to them as soon as is practicable after such termination.

         10.5 SUCCESSOR TO EMPLOYER. Any corporation or other business organization which is a successor to an Employer by reason of a consolidation, merger or purchase of substantially all of the assets of an Employer shall have the right to become a party to the Plan by adopting the same by resolution of the entity's board of directors or other appropriate governing body. If, within ninety (90) days from the effective date of such consolidation, merger or sale of assets, such new entity does not become a party hereto, as above provided, the Plan automatically shall be terminated as to that Employer, and the provisions of Section 10.4 shall become operative.

                                   ARTICLE 11

                                    THE TRUST
                                    ---------

         11.1 ESTABLISHMENT OF TRUST. The Company shall establish the Trust with the Trustee pursuant to such terms and conditions as are set forth in the Trust agreement to be entered into between the Company and the Trustee. The Trust is intended to be treated as a "grantor" trust under the Code, the establishment of the Trust is not intended to cause the Participant to realize current income on amounts contributed thereto, the Trust is not intended to cause the Plan to be "funded" under ERISA and the Code, and the Trust shall be so interpreted.

         11.2 UNFUNDED STATUS OF PLAN. This Plan constitutes a mere contractual promise by the Company and the other Employers to make benefit payments in the future, and each Participant's rights shall be those of a general, unsecured creditor of the Company and/or Employer. No Participant shall have any beneficial interest in any specific assets that an Employer may hold or set aside in connection with this Plan.

                                   ARTICLE 12

                                  MISCELLANEOUS
                                  -------------

         12.1 LIMITATIONS ON LIABILITY OF EMPLOYER. Neither the establishment of the Plan nor any modification thereof, nor the creation of any account under the Plan, nor the payment of any benefits under the Plan shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, or any officer or employee thereof except as provided by law or by any Plan provision. Neither the Company nor any other Employer in any way guarantees any Participant's Account from loss or depreciation, whether caused by poor investment performance or the inability to realize upon an investment due to an insolvency affecting an investment vehicle or any other reason. In no event shall the Company, an Employer, or any successor, employee, officer, director or stockholder of the Company or an Employer, be liable to any person on account of any claim arising by reason of the provisions of the Plan or of any instrument or instruments implementing its provisions, or for the failure of any Participant, Beneficiary or other persons to be entitled to any particular tax consequences with respect to the Plan, or any credit or distribution hereunder.

         12.2 CONSTRUCTION. If any provision of the Plan is held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein. For all purposes of the plan, where the context admits, the singular shall include the plural, and the plural shall include the singular. Headings of Articles and Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. The laws of the State of Maryland shall govern, control and determine all questions of law arising with respect to the Plan and the interpretation and validity of its respective provisions, except where those laws are preempted by the laws of the United States. Participation under the Plan will not give any Participant the right to be retained in the service of the Employer nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued hereunder.

         The Plan is intended to be and at all times shall be interpreted and administered so as to qualify as an unfunded deferred compensation plan, and no provision of the Plan shall be interpreted so as to give any individual any right in any assets of the Employer which right is greater than the rights of a general unsecured creditor of the Employer.

         This Plan is intended to be a "top-hat" plan under ERISA. In the event the Administrator determines that the participation of certain individuals as Eligible Employees under the Plan causes the Plan to fail to qualify as a "top-hat" plan, the Company, in its sole and absolute direction, is authorized to take whatever action it deems necessary to preserve the status of the Plan as a "top-hat" plan, including, but not limited to, termination of an otherwise eligible employee's participation in the Plan and (notwithstanding any provisions of the Plan to the contrary) immediate distribution of such individual's Account.

         12.3 SPENDTHRIFT PROVISION. No amount payable to a Participant or a Beneficiary under the Plan shall, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto. Further, (i) the withholding of taxes from Plan benefit payments, (ii) the recovery under the Plan of overpayments of benefits previously made to a Participant or Beneficiary; (iii) if applicable, the transfer of benefit rights from the Plan to another plan, or (iv) the direct deposit of benefit payments to an account in a banking or investment institution (if not actually part of an arrangement constituting an assignment or alienation) shall not be construed as an assignment or alienation.

         In the event that any Participant's or Beneficiary's benefits hereunder are garnished or attached by order of any court, the Administrator or Trustee may bring an action or a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid under the Plan. During the pendency of said action, any benefits that become payable shall be held as credits to the Participant's or Beneficiary's Account or, if the Administrator or Trustee prefers, paid into the court as they become payable, to be distributed by the court to the recipient as the court deems proper at the close of said action.

         12.4 NO EMPLOYMENT CONTRACT. Neither this Plan nor a Participant's Compensation Deferral election, either singly or collectively, shall in any way obligate any Employer to continue the employment of a Participant with the Employer, nor does either this Plan or a Compensation Deferral election limit the right of an Employer at any time and for any reason to terminate the Participant's employment. In no event shall this Plan by its terms or implications constitute an employment contract of any nature whatsoever between the Company and a Participant.

         12.5 NOTICES. Any written notice to the Company referred to herein shall be made by mailing or delivering such notice to the Company to the attention of Vice President, Human Resources at 6950 Columbia Gateway Drive, Suite 400, Columbia, Maryland 21046. Any written notice to a Participant shall be made by delivery to the Participant in person, through electronic transmission, or by mailing such notice to the Participant at his place of residence or business address.

         12.6 CONSENT TO PLAN. By electing to become a Participant hereunder, each Participant shall be deemed conclusively to have accepted and consented to all of the terms of this Plan and all actions or decisions made by the Administrator or the Employer.

         12.7 BINDING ON SUCCESSORS. The provision of this Plan and the Compensation Deferral elections hereunder shall be binding upon and inure to the benefit of the Company, its successors, and its assigns, and to the Participants and their heirs, executors, administrators, and legal representatives.

         IN WITNESS WHEREOF, the Company has caused the Plan to be executed and its seal to be affixed hereto, on this the ____ day of __________, _____.



ATTEND/WITNESS                              MAGELLAN HEALTH SERVICES, INC.



                                            By:
------------------------                       ---------------------------------
(SEAL)

Print:                                      Print Name:
       ----------------------                           ------------------------


                                            Date:
                                                  ------------------------------






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